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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: October 1, 2001
                        (Date of earliest event reported)



                             OPEN PLAN SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                      0-20743                   54-1515256
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

        4299 Carolina Avenue, Building C
               Richmond, Virginia                              23222
    (Address of Principal Executive Offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 228-5600



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Item 5.      Other Events.

         The press release issued by the Registrant on October 1, 2001 and attached hereto as an exhibit is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99.1     Press release issued by the Registrant on October 1, 2001.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OPEN PLAN SYSTEMS, INC.
                                           (Registrant)



Date:  October 3, 2001                      By: /s/ Kathryn L. Tyler
                                                --------------------------------
                                                Kathryn L. Tyler
                                                Chief Financial Officer






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                                  Exhibit Index
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Exhibit
Number                              Document
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 99.1           Press release issued by the Registrant on October 1, 2001.